PIMCO Funds

Supplement Dated December 10, 2008 to the

Municipal Bond Funds Class A, Class B and Class C Prospectus, dated July 31, 2008

Municipal Bond Funds Class D Prospectus, dated July 31, 2008

Bond Funds Class P Prospectus, dated September 1, 2008

Bond Funds Institutional and Administrative Class Prospectus, dated October 1, 2008

Disclosure Related to the Municipal Bond Fund, New York Municipal Bond Fund and

Short Duration Municipal Income Fund

Effective immediately, John Cummings is the portfolio manager of the Municipal Bond Fund, New York Municipal Bond Fund and Short Duration Municipal Income Fund (the “Funds”) and the section of the table in the “Management of the Funds – Individual Portfolio Managers” section relating to John Cummings and the Funds is deleted and replaced by the following:

Fund	Portfolio Manager	Since		Recent Professional Experience
California Intermediate Municipal Bond	John Cummings	10/05		Executive Vice President, PIMCO. He joined PIMCO in 2002. Prior to joining PIMCO, he served as Vice President of Municipal Trading at Goldman, Sachs & Co. Mr. Cummings joined Goldman, Sachs & Co. in 1997.
California Short Duration Municipal Income		8/06	*
High Yield Municipal Bond		7/06	*
Municipal Bond		12/08
New York Municipal Bond		12/08
Short Duration Municipal Income		12/08

Investors Should Retain This Supplement For Future Reference